UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 3, 2017
Date of Report (Date of earliest event reported)
_____________________

Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)

(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Certain Officers
On January 3, 2017, the Board of Directors (the “Board”) of Huron Consulting Group Inc. (the “Company”) approved the appointment of John D. Kelly to serve as the Company’s Executive Vice President and Chief Financial Officer, succeeding C. Mark Hussey in the role of CFO. Mr. Hussey will continue to serve as Executive Vice President and Chief Operating Officer.
Mr. Kelly, age 40, has served as the Company’s Treasurer since February 2016. He had served as Chief Accounting Officer since February 2015. From February 2015 until February 2016, Mr. Kelly served as the Company’s Assistant Treasurer. Mr. Kelly had served as the Company’s Controller from November 2012 until February 2015 and Assistant Controller from October 2009 until November 2012. Prior to joining Huron’s Finance and Accounting department, Mr. Kelly was a Director in the Company’s Disputes and Investigations practice for three years, serving clients in the manufacturing and services industries. Before he joined the Company in December 2006, Mr. Kelly had held several positions within Deloitte & Touche’s Assurance and Advisory Services group, most recently as a Senior Manager. Mr. Kelly is a registered certified public accountant.
Mr. Kelly will continue to serve as the Company’s Treasurer.
There is no family relationship existing between Mr. Kelly and any executive officer or director of the Company. There have been no transactions, and no transactions are currently proposed, in which the Company was or is to be a participant and in which Mr. Kelly or any member of his immediate family had or will have an interest.
Senior Management Agreement for John D. Kelly
On January 5, 2017, in connection with the appointment of Mr. Kelly as Chief Financial Officer of the Company, the Company entered into a Senior Management Agreement, effective as of January 3, 2017, with Mr. Kelly (the “Kelly Agreement”). Set forth below is a brief description of the material terms of the Kelly Agreement:
Term: Pursuant to the Kelly Agreement, Mr. Kelly’s employment by the Company will continue until such time as either Mr. Kelly or the Company terminates his employment pursuant to the terms of the Kelly Agreement.
Base Salary: The Kelly Agreement entitles Mr. Kelly to an annual base salary. The amount of such base salary is not specified in the Kelly Agreement. The Chief Executive Officer of the Company will review Mr. Kelly’s compensation annually, based on his performance and the Company’s other compensation policies. Mr. Kelly’s base salary may not be reduced without his consent unless such reduction is part of a comparable overall reduction for members of senior management of the Company. The Compensation Committee of the Company’s Board (the “Compensation Committee”) has approved a new base salary of $325,000 for Mr. Kelly.
Annual Bonus: Each calendar year, Mr. Kelly will be eligible for an annual bonus in an amount determined by the Compensation Committee based on the Company’s and Mr. Kelly’s performance and the Company’s compensation policies. For 2017, the Compensation Committee has approved Mr. Kelly’s annual target bonus at 70% of his base salary ($227,500).
Equity Awards: Mr. Kelly will generally be eligible to participate in the Company’s equity plans, with the amount and terms of any equity awards being in the sole discretion of the Compensation Committee based on the Company’s and Mr. Kelly’s performance and the Company’s compensation policies. The Compensation Committee has approved a long-term equity incentive award for Mr. Kelly of 70% of his base salary ($227,500), subject to the achievement of predetermined objectives.
Other Benefits: Mr. Kelly will be eligible to participate in the Company’s various health and welfare benefit plans for its similarly-situated key management employees.
Post-Termination Payments: If Mr. Kelly’s employment is terminated by the Company without Cause (as defined in the Kelly Agreement) or he resigns for Good Reason (as defined in the Kelly Agreement), Mr. Kelly will be entitled to: (i) severance pay in an amount equal to the sum of Mr. Kelly’s base salary and the target bonus for the year of termination or resignation; (ii) continuation of medical benefits for twelve (12) months upon the same terms as exist from time to time for active similarly-situated executives of the Company; and (iii) an amount in cash equal to the annual bonus that Mr. Kelly would have earned for the year of termination or resignation had he remained employed for the year in which his termination or resignation occurs based on satisfaction of Company performance targets, prorated for the number of completed days of employment during the year of termination or resignation.
Death or Permanent Disability. If Mr. Kelly’s employment is terminated due to Mr. Kelly’s death or permanent disability, then Mr. Kelly or Mr. Kelly’s estate will be entitled to (i) an amount in cash equal to the annual bonus that Mr. Kelly would have earned for the year of his death or disability, prorated for the number of completed days of employment during that year; (ii) continuation of medical benefits for Mr. Kelly and his eligible dependents upon the same terms as exist immediately prior to the termination of employment for similarly-situated active executives of the Company for the six (6)-month period immediately following the termination of employment; and (iii) full vesting of any outstanding time based equity awards granted to Mr. Kelly.
Change of Control: If (i) Mr. Kelly’s employment is terminated by the Company without Cause or if he resigns for a CoC Good Reason (as defined in the Kelly Agreement), in either case, within two (2) years following a Change of Control (as defined in the Kelly Agreement) or (ii) Mr. Kelly reasonably demonstrates that his termination by the Company (or an event which, had it occurred after a Change of Control, would have constituted a CoC Good Reason) prior to a Change of Control was attributable to, or intended to facilitate, a Change of Control or was at the request of a third party acting to effect a Change of Control, and a Change of Control actually occurs within twelve (12) months of such termination or resignation (each of (i) and (ii), a “Qualifying Termination”), then Mr. Kelly will be entitled to: (a) cash equal to one and one-half (1.5) times the sum of his annual base salary and target bonus for the year of termination or resignation; (b) cash equal to the target amount of his annual bonus for the year of termination or resignation, prorated based on the number of days employed in the year of termination or resignation; and (c) continuation of medical benefits for eighteen (18) months following the date of such termination or resignation upon the same terms as exist for him immediately prior to the termination or resignation date. In addition, in the case of a Qualifying Termination that occurs prior to a Change of Control, Mr. Kelly will be provided with a cash payment equal to the difference between (i) the amount of the premium paid by him for continuation of medical benefits under COBRA between the date of the Qualifying Termination and the date of the Change of Control and (ii) the amount of the premium that Mr. Kelly would have paid for continuation of medical benefits during such period had his coverage been continued during such period upon the same terms as existed for him immediately prior to the termination or resignation date. All of Mr. Kelly’s outstanding equity grants that were awarded at or prior to the time of the Change of Control will fully vest upon the occurrence of a Qualifying Termination. The receipt of the benefits described in this paragraph is conditioned on Mr. Kelly’s compliance with the covenants, warranties, representations and agreements set forth in the Kelly Agreement, as well as his execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.

The Kelly Agreement further provides that if any amount, right or benefit paid or payable to Mr. Kelly under the Kelly Agreement or any other plan, program or arrangement would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the excise tax imposed by Section 4999 of the Code, then the amount of payments payable to Mr. Kelly under the Kelly Agreement will be reduced to the extent necessary so that no portion of such payments is subject to such excise tax.
The foregoing description of the terms of the Kelly Agreement does not purport to be a complete description of the Kelly Agreement and is qualified in its entirety by reference to the text of the Kelly Agreement, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 5.02.
Senior Management Agreement for James H. Roth
On January 5, 2017, the Company entered into a new Amended and Restated Senior Management Agreement, effective as of January 1, 2017 with James H. Roth (the “Roth Agreement”). As described in more detail below, the Roth Agreement consists of substantially the same terms as the Amended and Restated Senior Management Agreement previously entered into by the Company and Mr. Roth except for the following material changes: (i) the amount of severance payable to Mr. Roth in the event of a qualifying termination or resignation changed from the sum of Mr. Roth’s base salary and the target bonus for the year of termination to an amount equal to two (2) times this sum; and (ii) the benefits payable to Mr. Roth in the event of a Qualifying Termination (as defined in the Roth Agreement) in connection with a Change of Control (as defined in the Roth Agreement) changed from two (2) times the sum of Mr. Roth’s base salary and the target bonus for the year of termination to an amount two and a half (2.5) times this sum; and (iii) a death and permanent disability benefit was added.
The Roth Agreement supersedes and replaces the Amended and Restated Senior Management Agreement previously entered into by the Company and Mr. Roth. Set forth below is a brief description of the material terms of the Roth Agreement, including the changes described above:
Term: The Roth Agreement covers a term beginning on January 1, 2017, and continuing for three years from that date. Following the expiration of that initial three-year term, the Roth Agreement will be automatically renewed every twelve (12) months, unless Mr. Roth or the Company provides sixty (60) days notice to the other that such automatic renewal shall cease. The Roth Agreement may be earlier terminated by Mr. Roth or the Company pursuant to its terms.
Base Salary: The Roth Agreement entitles Mr. Roth to an annual base salary. The amount of such base salary is not specified in the Roth Agreement. The Board of the Company will review Mr. Roth’s compensation annually, based on his performance and the Company’s other compensation policies. Mr. Roth’s base salary may not be reduced without his consent unless such reduction is part of a comparable overall reduction for members of senior management of the Company.
Annual Bonus: Each calendar year Mr. Roth will be eligible for an annual bonus in an amount determined by the Compensation Committee based on the Company’s and Mr. Roth’s performance and the Company’s compensation policies.
Equity Awards: Mr. Roth will generally be eligible to participate in the Company’s equity plans, with the amount and terms of any equity awards being in the sole discretion of the Compensation Committee based on the Company’s and Mr. Roth’s performance and the Company’s compensation policies.
Other Benefits: Mr. Roth will be eligible to participate in the Company’s various health and welfare benefit plans for its similarly-situated key management employees.

Post-Termination Payments: If Mr. Roth’s employment is terminated by the Company without Cause (as defined in the Roth Agreement) or he resigns for Good Reason (as defined in the Roth Agreement), Mr. Roth will be entitled to: (i) severance pay in an amount equal to two (2) times the sum of Mr. Roth’s base salary and the target bonus for the year of termination or resignation; (ii) continuation of medical benefits for twenty-four (24) months upon the same terms as exist from time to time for active similarly-situated executives of the Company; and (iii) an amount in cash equal to the annual bonus that Mr. Roth would have earned for the year of termination or resignation had he remained employed for the year in which his termination or resignation occurs based on satisfaction of Company performance targets, prorated for the number of completed days of employment during the year of termination or resignation.
Death or Permanent Disability. If Mr. Roth’s employment is terminated due to Mr. Roth’s death or permanent disability, then Mr. Roth or Mr. Roth’s estate will be entitled to (i) an amount in cash equal to the annual bonus that Mr. Roth would have earned for the year of his death or disability, prorated for the number of completed days of employment during that year; (ii) continuation of medical benefits for Mr. Roth and his eligible dependents upon the same terms as exist immediately prior to the termination of employment for similarly-situated active executives of the Company for the six (6)-month period immediately following the termination of employment; and (iii) full vesting of any outstanding time based equity awards granted to Mr. Roth.
Change of Control: If (i) Mr. Roth’s employment is terminated by the Company without Cause or if he resigns for a CoC Good Reason (as defined in the Roth Agreement), in either case, within two (2) years following a Change of Control or (ii) Mr. Roth reasonably demonstrates that his termination by the Company (or an event which, had it occurred after a Change of Control, would have constituted a CoC Good Reason) prior to a Change of Control was attributable to, or intended to facilitate, a Change of Control or was at the request of a third party acting to effect a Change of Control, and a Change of Control actually occurs within twelve (12) months of such termination or resignation (each of (i) and (ii), a “Qualifying Termination”), then Mr. Roth will be entitled to: (a) cash equal to two and one-half (2.5) times the sum of his annual base salary and target bonus for the year of termination or resignation; (b) cash equal to the target amount of his annual bonus for the year of termination or resignation, prorated based on the number of days employed in the year of termination or resignation; and (c) continuation of medical benefits for thirty (30) months following the date of such termination or resignation upon the same terms as exist for him immediately prior to the termination or resignation date. In addition, in the case of a Qualifying Termination that occurs prior to a Change of Control, Mr. Roth will be provided with a cash payment equal to the difference between (i) the amount of the premium paid by him for continuation of medical benefits under COBRA between the date of the Qualifying Termination and the date of the Change of Control and (ii) the amount of the premium that Mr. Roth would have paid for continuation of medical benefits during such period had his coverage been continued during such period upon the same terms as existed for him immediately prior to the termination or resignation date. All of Mr. Roth’s outstanding equity grants that were awarded at or prior to the time of the Change of Control will fully vest upon the occurrence of a Qualifying Termination. The receipt of the benefits described in this paragraph is conditioned on Mr. Roth’s compliance with the covenants, warranties, representations and agreements set forth in the Roth Agreement, as well as his execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
The Roth Agreement further provides that if any amount, right or benefit paid or payable to Mr. Roth under the Roth Agreement or any other plan, program or arrangement would constitute an “excess parachute payment” under Section 280G of the Code, subject to the excise tax imposed by Section 4999 of the Code, then the amount of payments payable to Mr. Roth under the Roth Agreement will be reduced to the extent necessary so that no portion of such payments is subject to such excise tax.

The foregoing description of the terms of the Roth Agreement does not purport to be a complete description of the Roth Agreement and is qualified in its entirety by reference to the text of the Roth Agreement, which is attached as Exhibit 10.2 to this Form 8-K and is incorporated by reference into this Item 5.02.
Senior Management Agreement for C. Mark Hussey
On January 5, 2017, the Company entered into an amended and restated Senior Management Agreement, effective as of January 1, 2017 with C. Mark Hussey (the “Hussey Agreement”). As described in more detail below, the Hussey Agreement consists of substantially the same terms as the Senior Management Agreement previously entered into by the Company and Mr. Hussey except for the following material changes: (i) the amount of severance payable to Mr. Hussey in the event of certain termination or resignation changed from an amount equal to six (6) months of Mr. Hussey’s base salary to an amount equal to one and a half (1.5) times the sum of Mr. Hussey’s base salary and his target bonus for the year of termination; (ii) the benefits payable to Mr. Hussey in the event of a Qualifying Termination (as defined in the Hussey Agreement) in connection with a Change of Control (as defined in the Hussey Agreement) changed from the sum of Mr. Hussey’s base salary and the target bonus for the year of termination to an amount equal to two (2) times this sum; and (iii) a death and permanent disability benefit was added.
The Hussey Agreement supersedes and replaces the Senior Management Agreement previously entered into by the Company and Mr. Hussey. Set forth below is a brief description of the material terms of the Hussey Agreement, including the changes described above:
Term: Pursuant to the Hussey Agreement, Mr. Hussey’s employment by the Company will continue until such time as either Mr. Hussey or the Company terminates his employment pursuant to the terms of the Hussey Agreement.
Base Salary: The Hussey Agreement entitles Mr. Hussey to an annual base salary. The amount of such base salary is not specified in the Hussey Agreement. The Chief Executive Officer of the Company will review Mr. Hussey’s compensation annually, based on his performance and the Company’s other compensation policies. Mr. Hussey’s base salary may not be reduced without his consent unless such reduction is part of a comparable overall reduction for members of senior management of the Company.
Annual Bonus: Each calendar year, Mr. Hussey will be eligible for an annual bonus in an amount determined by the Compensation Committee based on the Company’s and Mr. Hussey’s performance and the Company’s compensation policies.
Equity Awards: Mr. Hussey will generally be eligible to participate in the Company’s equity plans, with the amount and terms of any equity awards being in the sole discretion of the Compensation Committee based on the Company’s and Mr. Hussey’s performance and the Company’s compensation policies.
Other Benefits: Mr. Hussey will be eligible to participate in the Company’s various health and welfare benefit plans for its similarly-situated key management employees.
Post-Termination Payments: If Mr. Hussey’s employment is terminated by the Company without Cause (as defined in the Hussey Agreement) or he resigns for Good Reason (as defined in the Hussey Agreement), Mr. Hussey will be entitled to: (i) severance pay in an amount equal to one and a half (1.5) times the sum of Mr. Hussey’s base salary and the target bonus for the year of termination or resignation; (ii) continuation of medical benefits for eighteen (18) months upon the same terms as exist from time to time for active similarly-situated executives of the Company; and (iii) an amount in cash equal to the annual bonus that Mr. Hussey would have earned for the year of termination or resignation had he remained employed for the year in which his termination or resignation occurs based on satisfaction of

Company performance targets, prorated for the number of completed days of employment during the year of termination or resignation.
Death or Permanent Disability. If Mr. Hussey’s employment is terminated due to Mr. Hussey’s death or permanent disability, then Mr. Hussey or Mr. Hussey’s estate will be entitled to (i) an amount in cash equal to the annual bonus that Mr. Hussey would have earned for the year of his death or disability, prorated for the number of completed days of employment during that year; (ii) continuation of medical benefits for Mr. Hussey and his eligible dependents upon the same terms as exist immediately prior to the termination of employment for similarly-situated active executives of the Company for the six (6)-month period immediately following the termination of employment; and (iii) full vesting of any outstanding time based equity awards granted to Mr. Hussey.
Change of Control: If (i) Mr. Hussey’s employment is terminated by the Company without Cause or if he resigns for a CoC Good Reason (as defined in the Hussey Agreement), in either case, within two (2) years following a Change of Control or (ii) Mr. Hussey reasonably demonstrates that his termination by the Company (or an event which, had it occurred after a Change of Control, would have constituted a CoC Good Reason) prior to a Change of Control was attributable to, or intended to facilitate, a Change of Control or was at the request of a third party acting to effect a Change of Control, and a Change of Control actually occurs within twelve (12) months of such termination or resignation (each of (i) and (ii), a “Qualifying Termination”), then Mr. Hussey will be entitled to: (a) cash equal to two (2) times the sum of his annual base salary and target bonus for the year of termination or resignation; (b) cash equal to the target amount of his annual bonus for the year of termination or resignation, prorated based on the number of days employed in the year of termination or resignation; and (c) continuation of medical benefits for twenty-four (24) months following the date of such termination or resignation upon the same terms as exist for him immediately prior to the termination or resignation date. In addition, in the case of a Qualifying Termination that occurs prior to a Change of Control, Mr. Hussey will be provided with a cash payment equal to the difference between (i) the amount of the premium paid by him for continuation of medical benefits under COBRA between the date of the Qualifying Termination and the date of the Change of Control and (ii) the amount of the premium that Mr. Hussey would have paid for continuation of medical benefits during such period had his coverage been continued during such period upon the same terms as existed for him immediately prior to the termination or resignation date. All of Mr. Hussey’s outstanding equity grants that were awarded at or prior to the time of the Change of Control will fully vest upon the occurrence of a Qualifying Termination. The receipt of the benefits described in this paragraph is conditioned on Mr. Hussey’s compliance with the covenants, warranties, representations and agreements set forth in the Hussey Agreement, as well as his execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
The Hussey Agreement further provides that if any amount, right or benefit paid or payable to Mr. Hussey under the Hussey Agreement or any other plan, program or arrangement would constitute an “excess parachute payment” under Section 280G of the Code, subject to the excise tax imposed by Section 4999 of the Code, then the amount of payments payable to Mr. Hussey under the Hussey Agreement will be reduced to the extent necessary so that no portion of such payments is subject to such excise tax.
The foregoing description of the terms of the Hussey Agreement does not purport to be a complete description of the Hussey Agreement and is qualified in its entirety by reference to the text of the Hussey Agreement, which is attached as Exhibit 10.3 to this Form 8-K and is incorporated by reference into this Item 5.02.

Senior Management Agreement for Diane E. Ratekin
On January 5, 2017, the Company entered into an amended and restated Senior Management Agreement, effective as of January 1, 2017 with Diane E. Ratekin (the “Ratekin Agreement”). As described in more detail below, the Ratekin Agreement consists of substantially the same terms as the Senior Management Agreement previously entered into by the Company and Ms. Ratekin except for the following material changes: (i) the amount of severance payable to Ms. Ratekin in the event of certain termination or resignation changed from an amount equal to six (6) months of Ms. Ratekin’s base salary to an amount equal to the sum of Ms. Ratekin’s base annual salary and her target bonus for the year of termination; (ii) the amount payable to Ms. Ratekin in the event of certain termination or resignation increased by an amount equal to the annual bonus that Ms. Ratekin would have earned for the year of termination or resignation, prorated for the number of completed days of employment during the year of termination or resignation; (iii) the benefits payable to Ms. Ratekin in the event of a Qualifying Termination (as defined in the Ratekin Agreement) in connection with a Change of Control (as defined in the Ratekin Agreement) changed from the sum of Ms. Ratekin’s base salary and the target bonus for the year of termination to an amount equal to one and one half (1.5) times this sum; and (iv) a death and permanent disability benefit was added.
The Ratekin Agreement supersedes and replaces the Senior Management Agreement previously entered into by the Company and Ms. Ratekin. Set forth below is a brief description of the material terms of the Ratekin Agreement, including the changes described above:
Term: Pursuant to the Ratekin Agreement, Ms. Ratekin’s employment by the Company will continue until such time as either Ms. Ratekin or the Company terminates her employment pursuant to the terms of the Ratekin Agreement.
Base Salary: The Ratekin Agreement entitles Ms. Ratekin to an annual base salary. The amount of such base salary is not specified in the Ratekin Agreement. The Chief Executive Officer of the Company will review Ms. Ratekin’s compensation annually, based on her performance and the Company’s other compensation policies. Ms. Ratekin’s base salary may not be reduced without her consent unless such reduction is part of a comparable overall reduction for members of senior management of the Company.
Annual Bonus: Each calendar year, Ms. Ratekin will be eligible for an annual bonus in an amount determined by the Compensation Committee based on the Company’s and Ms. Ratekin’s performance and the Company’s compensation policies.
Equity Awards: Ms. Ratekin will generally be eligible to participate in the Company’s equity plans, with the amount and terms of any equity awards being in the sole discretion of the Compensation Committee based on the Company’s and Ms. Ratekin’s performance and the Company’s compensation policies.
Other Benefits: Ms. Ratekin will be eligible to participate in the Company’s various health and welfare benefit plans for its similarly-situated key management employees.
Post-Termination Payments: If Ms. Ratekin’s employment is terminated by the Company without Cause (as defined in the Ratekin Agreement) or she resigns for Good Reason (as defined in the Ratekin Agreement), Ms. Ratekin will be entitled to: (i) severance pay in an amount equal to the sum of Ms. Ratekin’s annual base salary and the target bonus for the year of termination or resignation; (ii) continuation of medical benefits for twelve (12) months upon the same terms as exist from time to time for active similarly-situated executives of the Company; and (iii) an amount in cash equal to the annual bonus that Ms. Ratekin would have earned for the year of termination or resignation had she remained employed for the year in which her termination or resignation occurs based on satisfaction of Company performance targets, prorated for the number of completed days of employment during the year of termination or resignation.
Death or Permanent Disability. If Ms. Ratekin’s employment is terminated due to Ms. Ratekin’s death or permanent disability, then Ms. Ratekin or Ms. Ratekin’s estate will be entitled to (i) an amount in cash equal to the annual bonus that Ms. Ratekin would have earned for the year of her death or disability, prorated for the number of completed days of employment during that year; (ii) continuation of medical benefits for Ms. Ratekin and her eligible dependents upon the same terms as exist immediately prior to the termination of employment for similarly-situated active executives of the Company for the six (6)-month period immediately following the termination of employment; and (iii) full vesting of any outstanding time based equity awards granted to Ms. Ratekin.
Change of Control: If (i) Ms. Ratekin’s employment is terminated by the Company without Cause or if she resigns for a CoC Good Reason (as defined in the Ratekin Agreement), in either case, within two (2) years following a Change of Control or (ii) Ms. Ratekin reasonably demonstrates that her termination by the Company (or an event which, had it occurred after a Change of Control, would have constituted a CoC Good Reason) prior to a Change of Control was attributable to, or intended to facilitate, a Change of Control or was at the request of a third party acting to effect a Change of Control, and a Change of Control actually occurs within twelve (12) months of such termination or resignation (each of (i) and (ii), a “Qualifying Termination”), then Ms. Ratekin will be entitled to: (a) cash equal to one and a half (1.5) times the sum of her annual base salary and target bonus for the year of termination or resignation; (b) cash equal to the target amount of her annual bonus for the year of termination or resignation, prorated based on the number of days employed in the year of termination or resignation; and (c) continuation of medical benefits for eighteen (18) months following the date of such termination or resignation upon the same terms as exist for her immediately prior to the termination or resignation date. In addition, in the case of a Qualifying Termination that occurs prior to a Change of Control, Ms. Ratekin will be provided with a cash payment equal to the difference between (i) the amount of the premium paid by her for continuation of medical benefits under COBRA between the date of the Qualifying Termination and the date of the Change of Control and (ii) the amount of the premium that Ms. Ratekin would have paid for continuation of medical benefits during such period had her coverage been continued during such period upon the same terms as existed for her immediately prior to the termination or resignation date. All of Ms. Ratekin’s outstanding equity grants that were awarded at or prior to the time of the Change of Control will fully vest upon the occurrence of a Qualifying Termination. The receipt of the benefits described in this paragraph is conditioned on Ms. Ratekin’s compliance with the covenants, warranties, representations and agreements set forth in the Ratekin Agreement, as well as her execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
The Ratekin Agreement further provides that if any amount, right or benefit paid or payable to Ms. Ratekin under the Ratekin Agreement or any other plan, program or arrangement would constitute an “excess parachute payment” under Section 280G of the Code, subject to the excise tax imposed by Section 4999 of the Code, then the amount of payments payable to Ms. Ratekin under the Ratekin Agreement will be reduced to the extent necessary so that no portion of such payments is subject to such excise tax.
The foregoing description of the terms of the Ratekin Agreement does not purport to be a complete description of the Ratekin Agreement and is qualified in its entirety by reference to the text of the Ratekin Agreement, which is attached as Exhibit 10.4 to this Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Senior Management Agreement by and between Huron Consulting Group Inc. and John D. Kelly

10.2	Amended and Restated Senior Management Agreement by and between Huron Consulting Group Inc. and James H. Roth

10.3	Senior Management Agreement by and between Huron Consulting Group Inc. and C. Mark Hussey

10.4	Senior Management Agreement by and between Huron Consulting Group Inc. and Diane E. Ratekin

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	January 6, 2017	/s/ Diane E. Ratekin
Diane E. Ratekin
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document
10.1	Senior Management Agreement by and between Huron Consulting Group Inc. and John D. Kelly
10.2	Amended and Restated Senior Management Agreement by and between Huron Consulting Group Inc. and James H. Roth
10.3	Senior Management Agreement by and between Huron Consulting Group Inc. and C. Mark Hussey
10.4	Senior Management Agreement by and between Huron Consulting Group Inc. and Diane E. Ratekin